Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Australian Coverholder and Service Company. Effective January 1, 2022, Aspen Australia Service Company is acting as a coverholder to place business on AMAL, in respect of reinsurance business written via Australia.
Loss Portfolio Transfer Agreement. On January 10, 2022, Aspen Holdings and certain of its subsidiaries (“Aspen”) entered into an Amended and Restated Reinsurance Agreement with a subsidiary of Enstar Group Limited (the “Agreement”), which amends and restates the Adverse Development Cover Agreement, dated as of March 2, 2020 (the “Original Agreement”), previously entered into between the parties. Under the terms of the Agreement, Enstar’s subsidiary will reinsure net losses incurred on or prior to December 31, 2019 on all of Aspen’s net loss reserves of $3.12 billion as of September 30, 2021. The Agreement provides for a limit of $3.57 billion in consideration for a premium of $3.16 billion. The amount of net loss reserves ceded, as well as the premium and limit amounts provided under the Agreement, will be adjusted for claims paid between October 1, 2021 and the closing date of the transaction. The premium includes $770.0 million of premium previously paid with respect to reserves ceded under the Original Agreement, which will continue to be held in trust accounts to secure the Enstar subsidiary’s obligations under the Agreement. The incremental new premium will initially be held in funds withheld accounts maintained by Aspen but will be released to the trust accounts maintained by the Enstar subsidiary no later than September 30, 2025. The funds withheld by Aspen will be credited with interest at an annual rate of 1.75% plus, for periods after October 1, 2022, an additional amount equal to 50% of the amount by which the total return on Aspen’s investments and cash and cash equivalents exceeds 1.75%. Under the Agreement, the Enstar subsidiary will assume claims control upon closing and entrance into an administrative services agreement.
The Agreement includes customary representations and warranties, indemnification obligations, covenants and termination rights of the parties. Completion of the transaction is subject to regulatory approvals and satisfaction of various other closing conditions. The transaction is expected to close in the first half of 2022. If the transaction cannot be completed, the Original Agreement would remain in effect.